UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 8, 2011, Kindred Healthcare, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2010. The press release also announced the Company is suspending its fiscal 2011 earnings guidance in connection with the Company’s pending acquisition of RehabCare Group, Inc (“RehabCare”). The press release, dated February 8, 2011, is attached as Exhibit 99.1 to this Form 8-K. On February 8, 2011, the Company also made the press release available on its website at www.kindredhealthcare.com.

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

Incorporated by reference is a press release issued by the Company on February 8, 2011, which is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated February 8, 2011.

Additional Information About the Transaction with RehabCare

In connection with the proposed transaction with RehabCare, the Company will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and RehabCare that also constitutes a prospectus the Company. The Company and RehabCare will mail the definitive proxy statement/prospectus to their respective stockholders. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by the Company and RehabCare with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other documents filed by the Company and RehabCare with the SEC may also be obtained for free by accessing the Company’s website at www.kindredhealthcare.com and clicking on the “Investors” link and then clicking on the link for “SEC Filings” or by accessing RehabCare’s website at www.rehabcare.com and clicking on the “Investor Information” link and then clicking on the link for “SEC Filings”.

Participants in this Transaction

The Company, RehabCare and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on April 1, 2010. You can find information about RehabCare’s executive officers and directors in its definitive proxy statement filed with the SEC on March 23, 2010. You can obtain free copies of these documents from the Company or RehabCare, respectively, using the contact information above.

Forward-Looking Statements

Information set forth herein contains forward-looking statements, which involve a number of risks and uncertainties. The Company and RehabCare caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company and RehabCare, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (a) the receipt of all required licensure and regulatory approvals and the satisfaction of the closing conditions to the acquisition of RehabCare by the Company, including approval of the pending transaction by the shareholders of the respective companies, and the Company’s ability to complete the required financing as contemplated by the financing commitment; (b) the Company’s ability to integrate the operations of the acquired hospitals and rehabilitation services operations and realize the anticipated revenues, economies of scale, cost synergies and productivity gains in connection with the RehabCare acquisition and any other acquisitions that may be undertaken during 2011, as and when planned, including the potential for unanticipated issues, expenses and liabilities associated with those acquisitions and the risk that RehabCare fails to meet its expected financial and operating targets; (c) the potential for diversion of management time and resources in seeking to complete the RehabCare acquisition and integrate its operations; (d) the potential failure to retain key employees of RehabCare; (e) the impact of the Company’s significantly increased levels of indebtedness as a result of the RehabCare acquisition on the Company’s funding costs, operating flexibility and ability to fund ongoing operations with additional borrowings, particularly in light of ongoing volatility in the credit and capital markets; (f) the potential for dilution to the Company’s stockholders as a result of the RehabCare acquisition; and (g) the ability of the Company to operate pursuant to the terms of its debt obligations, including the Company’s obligations under financings undertaken to complete the RehabCare acquisition, and the ability of the Company to operate pursuant to its master lease agreements with Ventas, Inc. (NYSE:VTR). Additional factors that may affect future results are contained in the Company’s and RehabCare’s filings with the SEC, which are available at the SEC’s web site at www.sec.gov. Many of these factors are beyond the control of the Company or RehabCare. The Company and RehabCare disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 8, 2011	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Senior Vice President, Corporate Legal Affairs and Corporate Secretary